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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 11, 2001
                                   -----------

                          CHARTER COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
         --------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)

              000-27927                              43-1857213
        ----------------------                 ----------------------
        Commission File Number          (Federal Employer Identification Number)

       12405 Powerscourt Drive
         St. Louis, Missouri                            63131
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     (Address of Principal Executive Offices)         (Zip Code)

      (Registrant's telephone number, including area code): (314) 965-0555




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ITEM 5. OTHER ITEMS.

         On September 11, 2001, Charter Communications, Inc. announced its expectations for accelerated growth in digital and high-speed data services during third quarter 2001. A copy of the press release is being filed as Exhibit
99.1 with this report.



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ITEM 7. EXHIBITS.

99.1     Press release dated September 11, 2001. *

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*    filed herewith


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CHARTER COMMUNICATIONS, INC.,
                                     Registrant




Dated: September 12, 2001            By: /s/ KENT D. KALKWARF
                                     --------------------------------------
                                     Name:  Kent D. Kalkwarf
                                     Title: Executive Vice President and Chief
                                     Financial Officer (Principal Financial
                                     Officer and Principal Accounting
                                     Officer)


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                                  EXHIBIT INDEX



EXHIBIT
NUMBER               DESCRIPTION
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99.1          Press release dated September 11, 2001.